Exhibit 32

                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER
                                   PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      In connection with the Quarterly Report of UpSNAP, Inc. (the "Company") on Form 10-QSB for the quarter ending September 30, 2005 as filed with the Securities and Exchange Commission on the date hereof (the "Periodic Report"), I, Todd M. Pitcher, Chief Executive Officer, Chief Financial Officer and Principal Accounting Officer of the Company, certify, pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

      1. the Periodic Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934;

      and

      2. the information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

A signed original of this written statement required by Section 906, or other document authentications, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to UpSnap, Inc. and will be retained by UpSnap, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

Dated:  November 15, 2005                    /s/  Todd M. Pitcher
                                             -----------------------------------
                                             Todd M. Pitcher

                                             Chief Executive Officer, Chief
                                             Financial Officer and Principal
                                             Accounting Officer